Organization and Description of Business	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Description of Business	Organization and Description of Business
Sema4 Holdings Corp., formerly Mount Sinai Genomics Inc., a Delaware corporation (“Legacy Sema4”), as discussed further below, provides genomics-related diagnostic and information services and pursues genomics medical research. Legacy Sema4 utilizes an integrated portfolio of laboratory processes, software tools and informatics capabilities to process DNA-containing samples, analyze information about patient-specific genetic variation and generate test reports for clinicians and their patients. Legacy Sema4 provides a variety of genetic diagnostic tests and information with a focus on reproductive health, including pediatric, oncology and other conditions. In 2020, the Legacy Sema4 began to provide diagnostic testing services in response to the outbreak of the coronavirus (“COVID-19”) pandemic. On December 15, 2021, it was announced that COVID-19 testing services would be discontinued by March 31, 2022. Legacy Sema4 primarily serves healthcare professionals who work with their patients and bills third-party payors across the United States, with a substantial portion of its diagnostic testing volume occurring in New York, California, Florida, Connecticut and New Jersey.
On July 22, 2021 (the “Closing Date”), CM Life Sciences, Inc. (“CMLS”) completed the acquisition of Legacy Sema4, pursuant to that certain Agreement and Plan of Merger (as amended, the “Prior Merger Agreement”), dated February 9, 2021. On the Closing Date, S-IV Sub, Inc. (“Merger Sub”) merged with and into the Legacy Sema4, with Legacy Sema4 surviving the merger as a wholly-owned subsidiary of CMLS (the “Merger” and, together with the other transactions contemplated by the Prior Merger Agreement, the “Business Combination”). In connection with the consummation of the Business Combination, CMLS changed its name to “Sema4 Holdings Corp.” (“Sema4 Holdings”) and Legacy Sema4 changed its name to “Sema4 OpCo, Inc.” All equity securities of Legacy Sema4 were converted into the right to receive the applicable portion of the merger consideration.
The Merger was accounted for as a reverse recapitalization with Legacy Sema4 as the accounting acquirer and CMLS as the acquired company for accounting purposes. The shares and net loss per common share, prior to the Merger, have been retroactively restated as shares reflecting the exchange ratio established in the Merger (1 share of Legacy Sema4 Class A common stock for 123.8339 shares of Sema4 Holdings Class A common stock) (the “Conversion Ratio”).
Prior to the Merger, shares of CMLS Class A common stock, CMLS’s public warrants, and CMLS’s public units were traded on the Nasdaq Capital Market under the ticker symbols “CMLF”, “CMFLW”, and “CMLFU” respectively. On July 23, 2021, shares of Sema4 Holdings Class A common stock and Sema4 Holdings’ public warrants began trading on the Nasdaq Global Select Market (the “Nasdaq”) under the ticker symbols “SMFR” and “SMFRW,” respectively. See Note 3, “Business Combination,” for additional details.
Unless otherwise stated herein or unless the context otherwise requires, references in these notes to the “Company,” or “Sema4” refer to (i) Legacy Sema4 prior to the consummation of the Business Combination; and (ii) Sema4 Holdings and its subsidiary following the consummation of the Business Combination.